1933 Act Registration No. 33-10207
                                              1940 Act Registration No. 811-4904

    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 30, 1998

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                           Pre-Effective Amendment No. ____
                         Post-Effective Amendment No. _27_

                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                                Amendment No. _27_
                        (Check appropriate box or boxes)

                         IAI INVESTMENT FUNDS III, INC.
               (Exact Name of Registrant as Specified in Charter)

                              3700 U.S. Bank Place
                                  P.O. Box 357
                          Minneapolis, Minnesota 55440
               (Address of Principal Executive Offices, Zip Code)

                                 (612) 376-2700
              (Registrant's Telephone Number, including Area Code)

                               Steven Lentz, Esq.
                              3700 U.S. Bank Place
                                   P.O.Box 357
                          Minneapolis, Minnesota 55440
                     (Name and Address of Agent for Service)

                                    COPY TO:
                             Michael J. Radmer, Esq.
                              Dorsey & Whitney LLP
                             220 South Sixth Street
                        Minneapolis, Minnesota 55402-1498

It is proposed that this filing will become effective (check appropriate box):

     ___ immediately upon filing pursuant to paragraph (b) of Rule 485
     ___ on (specify date) pursuant to paragraph (b) of Rule 485
     ___ 75 days after filing pursuant to paragraph (a) of Rule 485 _X_ on March 1, 1999 pursuant to paragraph (a) of Rule 485
     ___ 60 days after filing pursuant to paragraph (a) of Rule 485

--------------------------------------------------------------------------------

                                IAI MUTUAL FUNDS

                             IAI INTERNATIONAL FUND












PROSPECTUS  March 1, 1999




As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares of this Fund, or determined if the information in this prospectus is accurate or complete. Any statement to the contrary is a criminal offense.




--------------------------------------------------------------------------------

P.O. BOX 357
MINNEAPOLIS, MINNESOTA 55440
TELEPHONE 1-612-376-2700
1-800-945-3863

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Fund Summary.............................................................    1
     Objectives..........................................................    1
     Main Investment Strategies..........................................    1
     Main Risks..........................................................    1
     Fund Performance....................................................    2
     Fees and Expenses...................................................    3

Buying and Selling Shares................................................    4
     How to Buy Shares...................................................    4
     How to Sell Shares..................................................    6
     Exchange Privilege..................................................    8
     Authorized Telephone Trading........................................    8
     Statements and Confirmations........................................    9
     Shareholder Reports.................................................    9

Dividends and Capital Gains Distributions................................    9

Taxes....................................................................    9
     Taxes on Distributions..............................................    9
     Taxes on Transactions...............................................   10

Fund Management..........................................................   10
     Investment Adviser..................................................   10
     Sub-Adviser.........................................................   11
     Portfolio Manager...................................................   11

More Information on Investment Strategies and Risks......................   11
     Investment Strategies...............................................   11
     Temporary Investments...............................................   11
     Portfolio Turnover..................................................   11
     Main Risks..........................................................   12

Financial Highlights.....................................................   14

                                  FUND SUMMARY

This section briefly describes the objectives, main investment strategies and main risks of IAI International Fund (the "Fund"). It also provides you with information on how the Fund has performed and on Fund expenses. For further information on the Fund, please read the section entitled "More Information on Investment Strategies and Risks."

OBJECTIVES

The Fund's primary objective is capital appreciation. As a secondary objective, the Fund seeks current income, principally from dividends.

MAIN INVESTMENT STRATEGIES

The Fund invests mainly in equity and equity-related securities of non-United States issuers which appear to have the potential for above-average capital appreciation. The Fund will generally invest in securities of mid- and large-capitalization companies. However, the Fund may invest up to 20% of its net assets in companies with market capitalizations of less than $1 billion.

Although the Fund is not required to maintain any particular geographical mix of its investments, under normal market conditions the Fund invests primarily in countries that are represented on the Morgan Stanley Capital International Europe, Australia, Far East ("EAFE") Index. The EAFE Index currently includes companies representing the stock markets of 14 European countries, Australia, New Zealand, Japan, Hong Kong and Singapore. The Fund may invest in developing countries, but will limit its investment in developing countries which are not included in the EAFE Index to 15% of its total assets.

The Fund's investment process is driven primarily by security selection. Country analysis is utilized to set broad guidelines for country allocation and as a means of risk control.

The Fund may engage in foreign currency hedging transactions, such as forward foreign currency exchange contracts and currency financial futures and options. Currency hedging may be used for defensive reasons and to reduce portfolio volatility.

MAIN RISKS

The main risks that could adversely affect the value of the Fund's shares and the total return on your investment include:

         * RISKS OF EQUITY SECURITIES. Equity securities may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole or they may occur in only a particular company, industry or sector of the market.

         * RISKS OF FOREIGN INVESTING. Investing in foreign securities typically involves risks not associated with U.S. investing. As a result, the Fund's shares may be more volatile than shares of mutual funds which invest principally in domestic securities. The Fund is not designed to be a complete investment program. Risks of foreign investing include the risk that the Fund may experience a decline in net asset value resulting from changes in exchange rates between the United States dollar and foreign currencies, the risk of adverse political and economic developments, and the possibility of expropriation, nationalization or confiscatory taxation or limitations on the removal of Fund assets.

         * RISKS OF INVESTING IN DEVELOPING COUNTRIES. The risks of foreign investing are particularly significant in developing countries. Many investments in developing countries can be considered speculative, and the price of securities and value of currencies can be much more volatile than in the more developed markets.

         * RISKS OF INVESTING IN SMALL COMPANIES. Investing in small companies involves greater risk than is customarily associated with investments in larger, more established companies. Small companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. The securities of small companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

         * RISKS OF FOREIGN CURRENCY HEDGING TRANSACTIONS. Attempts by the Fund to minimize the effects of currency fluctuations through the use of foreign currency hedging transactions may not be successful or the Fund's hedging transactions may limit the Fund's ability to take advantage of a favorable change in the value of foreign currencies.

You can lose money by investing in the Fund. An investment in the Fund is NOT a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FUND PERFORMANCE

The bar chart and table below provide you with information on the Fund's volatility and performance. The bar charts show you how performance of the Fund's shares has varied from year to year. The table compares the Fund's performance over different time periods to that of a broad measure of market performance. Remember, how the Fund has performed in the past is not necessarily an indication of how it will perform in the future.

                   ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

 50% --

 40% --

 30% --

 20% --

 10% --

  0% --

-10% --

       -------------------------------------------------------------------------

             1989   1990   1991   1992   1993   1994   1995   1996   1997   1998


BEST QUARTER:   Quarter ending March 31, 1998         11.35%
WORST QUARTER:  Quarter ending September 30, 1990    (14.16)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/98


                                 ONE YEAR          FIVE YEARS          TEN YEARS

INTERNATIONAL FUND                 ____%              ____%              ____%

MORGAN STANLEY CAPITAL
INTERNATIONAL EUROPE,
AUSTRALIA, FAR EAST
INDEX*                             ____%              ____%              ____%

------------------------------
* An unmanaged index including approximately 1,027 companies representing the stock markets of approximately 14 European countries, Australia, New Zealand, Japan, Hong Kong and Singapore.

FEES AND EXPENSES

As an investor, you pay certain fees and expenses if you buy and hold shares of the Fund. Shareholder fees are fees you pay directly when buying or selling shares. Annual fund operating expenses are deducted from Fund assets. The figures below are based on expenses during the fiscal period from February 1 to October 31, 1998.


SHAREHOLDER FEES
   Maximum Sales Charge (Load)
     Imposed on Purchases...........................................       None


   Maximum Deferred Sales Charge
     (Load).........................................................       None
ANNUAL FUND OPERATING EXPENSES
(as a % of average net assets)
   Management Fees..................................................       1.76%
   Distribution and Service (12b-1) Fees............................       None
   Other Expenses...................................................       None
   Total Annual Fund Operating Expenses.............................       1.76%


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year...........................................          $179
3 years..........................................          $554
5 years..........................................          $954
10 years.........................................          $2,073

                            BUYING AND SELLING SHARES

HOW TO BUY SHARES

You may purchase fund shares either directly through the Fund or through certain securities dealers. These dealers have the responsibility to promptly transmit orders and may charge a processing fee.

MINIMUM INVESTMENTS

The Fund is a member of the IAI Family of Funds, a family of mutual funds advised by Investment Advisers, Inc. ("IAI"). The minimum initial investment to establish an account with the IAI Family of Funds is $5,000 for a retail account and $2,000 for an IRA account. In each case, your initial investment may be allocated in any way you wish among the Fund and other funds in the IAI Family of Funds, so long as no less than $1,000 is allocated to any one fund. Once you have met the account minimum, subsequent purchases can be made for as little as $100.

You may satisfy the minimum investment requirement for retail accounts by participating in the STAR Program. This requires an initial investment of $1,000 in any one fund in the IAI Family of Funds and a commitment to invest an aggregate of $5,000 within 24 months. If you do not keep this commitment, IAI has the right to redeem your shares. Contact the Fund if you would like a STAR Program application.

DETERMINING YOUR PURCHASE PRICE

Your purchase price will be equal to the Fund's net asset value ("NAV") per share. No sales load or commission is charged when you purchase shares. NAV is determined as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The Fund's NAV per share is computed by adding up the value of the Fund's investments, cash and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding. The Fund values investments for which market quotations are readily available at market value. It values short-term investments maturing within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The Fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar will affect the Fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the Fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value by the Fund's Board of Directors or its delegates.

INVESTING BY MAIL

To invest by mail, send a completed, signed application and a check payable to "IAI Funds" to the following address:

                  IAI Mutual Funds
                  601 2nd Avenue South
                  Suite 3600
                  Minneapolis, Minnesota 55402.

Third party checks will not be accepted for initial account investments. After the Fund receives your completed purchase order, your account will be credited with the number of full and fractional shares that can be purchased at the next determined net asset value.

For assistance in completing the application, please contact IAI Shareholder Services at 1-800-945-3863.

INVESTING BY WIRE

If you have an account with a commercial bank that is a member of the Federal Reserve System, you may purchase shares by requesting your bank to wire funds to:

                  Norwest Bank Minnesota
                  ABA Number: 091000019
                  IAI Mutual Funds Account Number: 6355002264
                  For further credit to: (name of shareholder)
                  IAI Account Number: (your account number)
                  NOTE: PLEASE SPECIFY THE FUND'S NAME

If you are purchasing by wire for a new account, you must do the following before you wire funds:

         * call IAI Shareholder Services at 1-800-945-3863 to advise them of your investment;

         * obtain an account number, instructions and an application form; and

         * complete the application and send it to the Fund.

Your completed application must be received by the Fund before your wire is sent.

Before initiating any subsequent wires, please call IAI Shareholder Services and advise them of your name, account number and the name of the bank transmitting the federal funds.

Wire orders will be accepted only on days when your bank, the Fund, the Fund's transfer agent and Norwest Bank Minnesota are open for business. A wired purchase will be considered made when the wired amount is received and the purchase is accepted by the Fund. The Fund must receive payment before the close of business for the purchase to be credited to your account on that day. Otherwise, your purchase will be processed the next business day. The Fund may reject your wire order if it does not contain the required information stated above. If the Fund rejects your wire order, your money will be returned promptly, less any costs incurred by the Fund or its transfer agent in rejecting the order. You must pay any charges assessed by your bank for the wire service. Any delays that may occur in wiring federal funds, including delays in processing by the banks, are not the responsibility of the Fund or the Fund's transfer agent.

RETIREMENT PLANS

Shares of the Fund may be an appropriate investment for various retirement plans. If you would like information about establishing an Individual Retirement Account or other retirement plan, please call IAI Shareholder Services at 1-800-945-3863.

All retirement plans involve a long-term commitment of assets and are subject to various legal requirements and restrictions. You are urged to consult an attorney or tax adviser before establishing such a plan.

AUTOMATIC INVESTMENT PLAN

You may arrange to make regular investments of $100 or more each month through automatic deductions from your checking or savings account. To participate in this program, simply complete the Automatic Investment Plan portion of your application and return it to the Fund. You will receive quarterly confirmations of all transactions and dividends under the Plan.

If you wish to change or terminate your participation in the Automatic Investment Plan you must provide the Fund with written notice. Your instructions must be received by 10 days prior to the date the change or termination is to take place.

HOW TO SELL SHARES

You may redeem your shares on any day the New York Stock Exchange is open. Your redemption price will be the net asset value of your shares next determined after your redemption request is received and accepted by the Fund.

BY MAIL

If your redeem by mail, your redemption price will be based on the next net asset value per share which is determined following receipt by the Fund of your written redemption request in proper form (and a properly endorsed stock certificate if one has been issued).

To redeem by mail, send a written request to the Fund at the following address:

         IAI Mutual Funds
         601 Second Avenue South
         Suite 3600
         Minneapolis, Minnesota 55402.

Your request should include the following information:

         * name of the Fund,

         * account number,

         * dollar amount or number of shares to be redeemed,

         * name on the account, and

         * signatures of all registered account owners.

If you hold certificates for your shares, they must be included with your request. They must be endorsed on the back with the signature of the person whose name appears on the certificate and must be signature guaranteed.

Signatures on your written request must be guaranteed if :

         * you would like the proceeds from the sale to be paid to someone other than the shareholder of record, or

         * you have changed your address over the telephone within the last 15 calendar days.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. NOTARIZATION BY A NOTARY PUBLIC IS NOT ACCEPTED.

If Fund shares are held of record in the name of a corporation, partnership, trust or fiduciary, the Fund may require additional evidence of authority prior to accepting a redemption request.

To redeem money from your IRA account, an IRA Distribution Form must be completed and returned to IAI. To receive a copy of the form, please call IAI Shareholder Services at 1-800-945-3863.

BY PHONE

You may redeem shares by phone, subject to the following conditions:

         * You must have completed the Authorized Telephone Trading section of the account application.

         * Your telephone instructions must be accompanied by your PIN.

         * Telephonic redemptions are limited to $50,000. The minimum that may be redeemed is $1,000.

         * Redemption proceeds must be made payable to the owner(s) of record and delivered to the address of record.

         * Telephone redemptions are not permitted for IRAs.

For assistance, please contact IAI Shareholder Services at 1-800-945-3863.

PAYMENT OF REDEMPTION PROCEEDS

BY WIRE. When you redeem by telephone, you may have the proceeds wired to your bank account if you provided the required information at the time you opened your account. Wire redemption requests will only be processed on days your bank, the Fund, the Fund's transfer agent and Norwest Bank Minnesota are open for business. If you choose to have your redemption proceeds wired to your bank, please note the following:

         * A minimum amount of $1,000 is required to wire redemption proceeds.

         * Proceeds will be wired on the next business day after your redemption request.

         * Your account will be charged a fee of $10 each time redemption proceeds are wired to your bank. Your bank may also charge you a fee for receiving a wire.

To add the ability to receive proceeds by wire to your account, or to change existing bank account information, please submit a letter of instruction, including your bank information and with a signature guarantee, to:

         IAI Shareholder Services
         P.O. Box 357
         Minneapolis, Minnesota 55440-0357

BY CHECK. Normally the Fund will mail payment for shares redeemed on the business day following the receipt of your redemption request, although payment may be made as late as seven days after your request. However, the Fund will not send redemption proceeds until checks (including certified checks, cashiers checks or automatic investment credits) received in payment for shares have cleared. This may take up to 10 days or more.

INVOLUNTARY REDEMPTIONS

If your account balance falls below $500 as a result of selling or exchanging shares, the Fund has the right to redeem your shares and send you the proceeds. Before redeeming your account, the Fund will mail you a notice of its intention to redeem, which will give you an opportunity to make an additional investment. If you do not increase the value of your account to at least $500 within six months of the date the notice was mailed, the Fund may redeem your account.

SYSTEMATIC CASH WITHDRAWAL PLAN

The Fund has a Systematic Cash Withdrawal Plan under which you may automatically redeem a fixed dollar amount of Fund shares on either a monthly or quarterly basis. Under the Systematic Cash Withdrawal Plan:

         * Automatic redemptions must be for $100 or more.

         * Shares will be redeemed at the net asset value determined on the 15th of the applicable month (or the next business day).

         * All income dividends and capital gains distributions must be reinvested in Fund shares.

         * Confirmations of all transactions and distributions will be sent to you quarterly.

Plan application forms are available through the Funds. If you would like assistance in completing the application, contact IAI Shareholder Services at 1-800-945-3863.

EXCHANGE PRIVILEGE

You may exchange your Fund shares for shares of another fund in the IAI Family of Funds if you satisfy that fund's purchase requirements. There currently is no fee to exchange shares.

The Fund has the right to limit exchanges to four per year. This limit may be modified for certain retirement plan accounts and for those participating in the Automatic Exchange Plan described below. In addition, the Fund may refuse or limit any exchange purchase if, in IAI's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objectives and strategies, or would otherwise potentially be adversely affected. The Fund may change or cancel its exchange privilege at any time.

When you exchange your Fund shares for shares of another fund in the IAI Family of Funds the exchange is considered a sale of your Fund shares for federal income tax purposes, and you may have a taxable capital gain or loss.

You may exchange shares by notifying the Fund in writing or, if you have authorized the Fund to accept telephone instructions, by telephone. See "How to Sell Shares -- By Telephone."

AUTOMATIC EXCHANGE PLAN

You may arrange to make regular exchanges of $100 or more between any of the funds in the IAI Family of Funds on a monthly basis. Please note the following about automatic exchanges:

         * If you wish to participate in the Plan, you must complete the Automatic Exchange Plan portion of your IAI Mutual Fund application.

         * Exchanges will take place at the net asset value determined on the fifth day of each month (or the next business day).

         * If you participate in the Automatic Exchange Plan you will receive quarterly confirmations of all transactions and dividends.

         * You may not close an account through the Automatic Exchange Plan.

AUTHORIZED TELEPHONE TRADING

As discussed above, you may exchange and redeem shares by telephone if you have completed the Authorized Telephone Trading section of the IAI Mutual Fund application. You will be provided with a personal identification number ("PIN") that must accompany any instructions by phone. Telephone redemptions and exchanges are not permitted for IRAs.

Address changes may also be made over the telephone, provided the request is accompanied by your PIN. Following an address change by telephone, shares in your account cannot be redeemed for 15 calendar days without a signature guaranteed letter of instruction.

The Fund and its agents will not be responsible for any losses that may result from acting on telephone instructions that they reasonably believe to be genuine. The Fund will follow reasonable procedures to confirm that instructions received by telephone are genuine. These procedures include tape recording all redemption and exchange requests and requiring that they be accompanied by your PIN number.

STATEMENTS AND CONFIRMATIONS

Whenever you buy or sell shares of the Fund, IAI will send you a confirmation statement showing how may shares you bought or sold and at what price. You will also receive an account statement quarterly and a consolidated transaction statement annually. Please review carefully all of the information relating to transactions on your statements and confirmations to ensure that your instructions were acted on properly. Please notify the Fund immediately in writing if there is an error. If you do not provided the Fund with notice of an error within 30 days of non-automatic transactions, or within 30 days of the date of your consolidated quarterly statement in the case of automatic transactions, you will be deemed to have ratified the transaction.

SHAREHOLDER REPORTS

Shareholder reports will be sent to you semi-annually. These reports contain financial information about the Fund, including a list of investment securities held. To reduce the volume of mail you receive, only one copy of Fund reports may be mailed to your household (same surname and address). Please call IAI Shareholder Services at 1- 800-945-3863 if you wish to receive additional shareholder reports.

                    DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS

The Fund pays dividends from net investment income semi-annually and distributes any realized capital gains annually.

When you open an account, you should specify on your application how you want to receive your distributions. The Fund offers three options:

* full reinvestment -- your dividend and capital gain distributions are automatically reinvest in additional shares of the Fund;

* capital gains reinvestment -- your capital gain distributions will be automatically reinvested, but your income dividend distributions will be paid in cash; or

* cash -- your income dividends and capital gain distributions will be paid in cash.

If you elect to receive distributions in cash, they can be sent to you by check or transferred directly to your account at any bank, savings and loan or credit union that is a member of the Automated Clearing House (ACH) network.

If you do not select an option when you open your account, the Fund will automatically reinvest all distributions in additional Fund shares.

The Fund also has a Directed Dividend service which allows you to invest your dividends and/or capital gain distributions into another IAI Mutual Fund. Contact IAI Mutual fund Shareholder Services at 1-800-945-3863 for details.

Prior to purchasing shares of the Fund, you should consider the impact of dividend or capital gains distributions which are expected to be announced, or which have been announced but not paid. If you purchase shares shortly before the record date for such a distribution, you will pay the full price for the shares and then receive a portion of that price back shortly thereafter as a taxable distribution.

                                      TAXES

Some of the common tax consequences of investing in the Fund are discussed below. More information about taxes is in the Statement of Additional Information. Because everyone's tax situation is unique, be sure to consult with your tax adviser.

TAXES ON DISTRIBUTIONS

The Fund pays its shareholders distributions from its net investment income and any net capital gains that it has realized. For most investors, these distributions will be taxable, whether paid in cash or reinvested (unless your investment is in an IRA or other tax-advantaged account).

Distributions paid from the Fund's net investment income are taxable as ordinary income. Distributions paid from the Fund's long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares.
The Fund's distributions are expected to consist primarily of capital gains.

The Fund may be required to pay withholding and other taxes imposed by foreign countries. If the Fund has more than 50% of its total assets invested in securities of foreign corporations at the end of its taxable year, it may make an election that will permit you either to claim a foreign tax credit with respect to foreign taxes paid by the Fund or to deduct those amounts as an itemized deduction on your tax return. If the Fund makes this election, you will be notified and provided with sufficient information to calculate the amount you may deduct as foreign taxes paid or your foreign tax credit.

TAXES ON TRANSACTIONS

The sale or exchange of Fund shares will be a taxable event for you and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

Information about the tax status of each year's distributions will be mailed annually.

                                 FUND MANAGEMENT

INVESTMENT ADVISER

Investment Advisers, Inc. ("IAI") is the Fund's investment adviser. IAI also furnishes investment advice to other concerns including other investment companies, pension and profit sharing plans, portfolios of foundations, religious, educational and charitable institutions, trusts, municipalities and individuals. IAI has total assets under management of over $__ billion. IAI's address is that of the Funds.

The Fund has entered into a Management Agreement with IAI under which IAI provides the Fund with investment advisory services and is responsible for managing the Fund's business affairs, subject to the authority of the Board of Directors. IAI also is responsible under the Management Agreement for providing or arranging for the provision of all required administrative, stock transfer, redemption, dividend disbursing, accounting and shareholder services. The Management Agreement requires IAI to pay all of the Fund's operating expenses, except for brokerage commissions and other expenditures in connection with the purchase and sale of portfolio securities, interest and, in certain circumstances, taxes and extraordinary expenses. The Fund pays IAI an annual fee under the Management Agreement. During its most recent fiscal year, the Fund paid IAI a management fee equal to 1.76% of the Fund's average daily net assets. Because IAI is paying the Fund's operating expenses, this fee represents the Fund's total expenses for the fiscal year.

SUB-ADVISER

IAI has retained IAI International to act as the Fund's sub-adviser, and pays to IAI International a portion of its management fee. IAI International is based in London and maintains a United States representative office with the same address as IAI.

PORTFOLIO MANAGER

Roy Gillson has primary responsibility for the day-to-day management of the Fund's portfolio. Mr. Gillson is IAI International's Chief Investment Officer and a member of its Board of Directors. Mr. Gillson joined IAI International in 1983 and has managed the Fund since 1990.

                               MORE INFORMATION ON
                         INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES

The principal investment strategies of the Fund are described above under "Fund Summary," and in more detail below. These are the strategies that IAI believes are most likely to be important in trying to achieve the Fund's objectives. Of course, there is no guarantee that the Fund will achieve its objectives. You should be aware that the Fund may also use strategies and invest in securities that are not described below, but that are described in the Statement of Additional Information.

The Fund invests primarily in equity and equity-related securities of non-United States issuers. These securities include common stocks, securities convertible into common stock, preferred stock, partnership interests and other equity participations. In addition, the Fund may invest in securities representing underlying international securities, such as American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts, and in securities of closed-end investment companies.

The Fund's investment process is driven primarily by security selection. IAI conducts extensive primary research on companies worldwide. IAI narrows this universe of securities by concentrating on those which it believes exhibit superior value characteristics. Country analysis is utilized to set broad guidelines for country allocation and as a means of risk control.

Normally, at least four different foreign economies will be represented in the Fund's portfolio. From time to time, however, the Fund may concentrate 25% or more of its total assets in the economies of Japan, the United Kingdom, France and/or Germany. In allocating assets among the various markets throughout the world, the Fund considers such factors as prospects for relative economic growth between foreign countries, expected levels of inflation and interest rates, government policies influencing business conditions, the range of individual investment opportunities available to international investors, and other pertinent financial, tax, social, political and national factors, all in relation to the prevailing prices of securities in each country or region.

TEMPORARY INVESTMENTS

In an attempt to respond to adverse market, economic, political or other conditions, the Fund may invest without limit in cash or cash equivalents (in U.S. dollars or foreign currencies) and short-term securities, including money market securities. Being invested in these securities may keep the Fund from participating in a market upswing and prevent the Fund from achieving its investment objectives.

PORTFOLIO TURNOVER

The Fund may dispose of securities whenever it appears advisable, without regard to the length of time they have been held. As a result, the Fund may, from time to time, have an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows the Fund's historical portfolio turnover rate.

MAIN RISKS

The main risks of investing in the Fund are described above under "Fund Summary." More information about Fund risks is presented below.

* MARKET RISK. The value of a company's stock may be affected by changes in financial markets that are relatively unrelated to the company itself, such as changes in interest rates, changes in general economic conditions, changes in investor perceptions of the market, or the outlook for overall corporate profitability.

* SECTOR RISK. The stocks of companies within a certain industry or sector of the economy can perform differently from the overall stock market. This could be due to such factors as increased production costs or changes in the regulatory or competitive environment.

* COMPANY RISK. The value of a company's stock may fall as a result of factors directly relating to that company, such as changes in corporate profitability due to the success or failure of specific products or management strategies.

* RISKS OF FOREIGN INVESTING. Investing in foreign securities typically involves risks not associated with U.S. investing. These risks include:

         CURRENCY RISK. Because the Fund invests in securities denominated in currencies other than the U.S. dollar, the Fund may be affected favorably or unfavorably by changes in currency exchange rates. Changes in exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Attempts by the Fund to minimize the effects of currency fluctuations through the use of foreign currency hedging transactions may not be successful or the Fund's hedging transactions may cause the Fund to be unable to take advantage of a favorable change in the value of foreign currencies.

         INFORMATION RISK. There may be less publicly available information about foreign securities and issuers than is available about domestic securities and issuers. In addition, foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those which apply to domestic companies.

         FOREIGN SECURITIES MARKET RISK. The foreign securities markets of many countries in which the Fund invests may be smaller, less liquid and subject to greater price volatility than those in the United States. In addition, there may delays in the settlement of foreign security transactions. Securities traded on foreign exchanges may be subject to further risks due to the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, there is generally less governmental supervision and regulation of foreign stock exchanges. Brokerage commissions, custody services and other costs relating to investment in foreign countries are generally more expensive than in the United States.

         RISK OF INVESTMENT RESTRICTIONS. Some countries, particulary developing countries, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

         FOREIGN TAX RISK. The Fund's income from foreign issuers may be subject to non-U.S. withholding taxes. The Fund also may be subject to taxes on trading profits or on transfers of securities in some countries. To the extent foreign income taxes are paid by the Fund, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes. See "Taxes" above.

         POLITICAL AND ECONOMIC RISK. International investing is subject to the risk of political, social or economic instability in the country of the issuer of a security, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets and nationalization of assets.

* RISKS OF INVESTING IN DEVELOPING COUNTRIES. The risks of foreign investing are particularly significant in developing countries. The economies of many developing countries continue to experience significant problems, including high inflation rates, high interest rates, large external debt and continuing trade deficits, and are characterized by extreme poverty, high unemployment and a significant dependence on limited industries. Many developing countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain developing countries. The governments of many developing countries have exercised and continue to exercise a significant influence over many aspects of the private sector. Government actions concerning the economy could have a significant effect on market conditions and prices and/or yields of securities in which the Fund invests. Finally, currency risk is also increased in developing countries. Many of the currencies of developing countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. These devaluations could have a detrimental impact on the Fund. Some developing countries also may have managed currencies which are not free floating against the U.S. dollar. In addition, there is a risk that certain developing countries may restrict the free conversion of their currencies into other currencies. Further, the currencies of certain developing countries may not be internally traded.

* RISKS OF INVESTING IN SMALL COMPANIES. Investing in small companies involves greater risk than is customarily associated with investments in larger, more established companies. Small companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. The securities of small companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of small companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

* RISKS OF CONCENTRATING IN A SINGLE COUNTRY. The Fund may invest more than 25% of its total assets in the economies of Japan, the United Kingdom, France and/or Germany. If the Fund concentrates its investments in one of these countries, it will be particularly affected by political and economic conditions and developments in that country.

* EURO CONVERSION. On January 1, 1999, the European Union introduced a single currency, the Euro, which was adopted as the common legal currency for participating member countries. Existing sovereign currencies of the participating countries will remain legal tender in those countries, as denominations of the Euro, until January 1, 2002. Participating countries are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

Whether the Euro conversion will materially affect the Fund's performance is uncertain. The Fund may be affected by the Euro's impact on the business or financial condition of European issuers held by the Fund. The ongoing process of establishing the Euro may result in market volatility. In addition, the transition to the Euro and the elimination of currency risk among participating countries may change the economic environment and behavior of investors, particularly in European markets. To the extent the Fund holds non-U.S. dollar (Euro or other ) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

* YEAR 2000 ISSUES. The investment advisory, transfer agency and administrative services provided to the Fund by IAI depend on the smooth functioning of its computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. That failure could have a negative impact on handling securities trades, pricing and account services. IAI has been actively working on necessary changes to its computer systems to deal with the year 2000 and expects that its systems will be adapted in time for that event, although there cannot be assurance of success.

                              FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Fund. This information is intended to help you understand the Fund's financial performance for the past five years. Some of this information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in the Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by KPMG Peat Marwick LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

                                             Period from
                                             February 1,             Years ended January 31,          Period from
                                               1998 to       ------------------------------------   April 1, 1994 to   Year ended
                                             October 31,                                               January 31,      March 31,
                                                1998++          1998         1997          1996           1995+           1994
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
     Beginning of period                      $  10.26       $  12.11      $  13.24      $  12.06       $  13.45       $  11.22
                                            -------------------------------------------------------------------------------------
OPERATIONS
     Net investment income                        0.10           0.20          0.24          0.19           0.11           0.06
     Net realized and unrealized gains
(losses)                                         (0.52)         (0.34)         0.08          2.17          (0.62)          2.56
                                            -------------------------------------------------------------------------------------
          TOTAL FROM OPERATIONS                  (0.42)         (0.14)         0.32          2.36          (0.51)          2.62
                                            -------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                       (0.03)         (0.32)        (0.28)        (0.16)            --          (0.34)
     Net realized gains                             --          (1.39)        (1.17)        (1.02)         (0.88)         (0.05)
                                            -------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                    (0.03)         (1.71)        (1.45)        (1.18)         (0.88)         (0.39)
                                            -------------------------------------------------------------------------------------
NET ASSET VALUE
     End of period                            $   9.81       $  10.26      $  12.11      $  13.24       $  12.06       $  13.45
                                            =====================================================================================
Total investment return*                         (4.15%)        (1.04%)        2.39%        20.15%         (4.14%)        23.85%
Net assets at end of period (000's omitted)   $ 35,116       $ 63,349      $116,191      $151,663       $136,474       $134,796

RATIOS
     Expenses to average net assets
       (including interest expense)               1.76%**        1.67%         1.65%         1.66%          1.72%**        1.74%
     Expenses to average net assets
       (excluding interest expense)               1.70%**        1.67%         1.65%         1.66%          1.72%**        1.74%
     Net investment income to average net
       assets                                     1.28%**        1.42%         1.56%         1.12%          1.04%**         .87%
     Portfolio turnover rate (excluding
       short-term                                 50.2%          76.4%         32.1%         39.2%          27.6%          50.9%

--------------------
* Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of all distributions at net asset value.
**    Annualized.
+     Reflects fiscal year end change from March 31 to January 31.
++    Reflects fiscal year end change from January 31 to October 31.

FOR MORE INFORMATION ABOUT IAI INTERNATIONAL FUND

The Fund's statement of additional information ("SAI") and annual and semi-annual reports to shareholders include additional information about the Fund. The SAI provides more details about the Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus). Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You may get free copies of these materials by calling the Fund toll-free a 1-800-945-3863.

You may also obtain copies by visiting the SEC's Public Reference Room in Washington, DC or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009. For more information, call 1-800-SEC-0330.

Information about the Fund is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the SEC's Internet site at http://www.sec.gov.


SEC file numbers: 811-4904

                             IAI INTERNATIONAL FUND
                                   A SERIES OF
                         IAI INVESTMENT FUNDS III, INC.


                       STATEMENT OF ADDITIONAL INFORMATION
                               DATED MARCH 1, 1999


         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO A PROSPECTUS FOR IAI INTERNATIONAL FUND (THE "FUND") DATED MARCH 1, 1999, AND SHOULD BE READ IN CONJUNCTION THEREWITH. THE FINANCIAL STATEMENTS INCLUDED AS PART OF THE FUND'S ANNUAL REPORT TO SHAREHOLDERS FOR THE FISCAL PERIOD ENDED OCTOBER 31, 1998 ARE INCORPORATED BY REFERENCE INTO THIS STATEMENT OF ADDITIONAL INFORMATION. COPIES OF THE FUND'S PROSPECTUS AND/OR ANNUAL REPORT ARE AVAILABLE, WITHOUT CHARGE, BY WRITING OR CALLING THE FUND, P.O. BOX 357, MINNEAPOLIS, MINNESOTA 55440 (TELEPHONE: 1-612-376-2700 OR 1-800-945-3863).




                                TABLE OF CONTENTS


INVESTMENT OBJECTIVE AND STRATEGIES............................................2

INVESTMENT RESTRICTIONS.......................................................13

INVESTMENT PERFORMANCE........................................................15

MANAGEMENT....................................................................17

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT.......................21

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE............................21

CAPITAL STOCK.................................................................22

NET ASSET VALUE AND PUBLIC OFFERING PRICE.....................................23

PURCHASES AND REDEMPTIONS OF SHARES...........................................23

TAX STATUS....................................................................23

LIMITATION OF DIRECTOR LIABILITY..............................................26

FINANCIAL STATEMENTS..........................................................26

APPENDIX A - RATINGS OF DEBT SECURITIES......................................A-1

                       INVESTMENT OBJECTIVE AND STRATEGIES

         IAI International Fund ("International Fund" or the "Fund") is a diversified series of an open-end, management investment company. The investment objective and main investment strategies of the Fund are discussed in the Prospectus under "Fund Summary" and "More Information on Investment Strategies and Risks." Investors should understand that all investments are subject to various risks. There can be no guarantee against loss resulting from an investment in the Fund, and there can be no assurance that the Fund's investment strategies will be successful, or that its investment objective will be attained. Certain of the Fund's main investment strategies are discussed in more detail below. In addition, the Fund may also use strategies and invest in securities that are not described in the Prospectus, but that are described below.

DEBT SECURITIES

         Under normal market conditions, the Fund invests at least 95% of the value of its net assets in equity and equity-related securities of non-United States issuers. However, the Fund may invest up to 50% of its total assets in cash, cash equivalents, bonds and other debt securities of both United States and foreign issuers when the anticipated total return from debt securities exceeds the anticipated total return from equity securities. Such securities include:

         (a) Bonds and other fixed income securities of United States issuers which are rated within the four highest grades ("investment grade") by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P").

         (b) Corporate notes, bonds and other debt securities (such as Eurocurrency instruments) of non-United States issuers judged as being equivalent in repayment security to investment grade domestic obligations by Investment Advisers, Inc. ("IAI"), the Fund's investment adviser and manager, or IAI International Limited, the subadviser to the Fund (hereinafter, references to IAI shall include IAI International Limited where appropriate); provided, however, that no more than 35% of the Fund's portfolio will be invested in foreign corporate debt securities with maturities of greater than one year at the time of investment.

         (c) United States dollars or securities with maturities of one year or less of, or guaranteed by, the United States Government, its agencies and instrumentalities.

         (d) Foreign currencies or securities of, or guaranteed by, foreign governments or the agencies or instrumentalities of foreign governments, or securities issued by supranational agencies (such as the World Bank) that are equivalent in repayment security to investment grade domestic obligations, provided that not more than 35% of the Fund's portfolio will be invested in foreign government obligations having a maturity of greater than one year from the date of investment.

         (e) Short-term debt instruments of domestic and foreign issuers such as commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements for such securities (provided that the Fund will not invest in foreign repurchase agreements and provided further that the Fund may not invest more than 10% of its total assets in domestic repurchase agreements and may invest in such repurchase agreements for defensive purposes only). The commercial paper purchased by International Fund will consist only of (i) obligations rated either Prime-2 or better by Moody's or A-2 or better by S&P, or (ii) unrated or foreign obligations issued by companies considered by IAI to offer equivalent repayment security.

TEMPORARY INVESTMENTS

The Fund reserves the right, as a temporary defensive measure, such as during periods of adverse market conditions or when equity or debt securities are deemed overvalued, to hold up to 100% of its total assets in cash or cash equivalents (in U.S. dollars or foreign currencies) and short-term securities of the type set forth in paragraph (e) above.

DEPOSITARY RECEIPTS

         The Fund may invest in the securities of foreign issuers in the form of sponsored and unsponsored American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) or other securities convertible into securities of foreign issuers. Generally, such securities evidence ownership of and may be converted into securities issued by a foreign corporation. The issuers of unsponsored depository receipts are not obligated to disclose material information in the United States, and therefore, there may not be a correlation between such information and the market value of such securities.

BRADY BONDS

         The Fund may invest in Brady Bonds and other sovereign debt securities of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. Brady Bonds are debt securities issued under the framework of the Brady Plan, a mechanism for debtor nations to restructure their outstanding external indebtedness. Brady Bonds have been issued only recently and, accordingly, do not have a long payment history.

ZERO COUPON SECURITIES

         The Fund may invest in zero coupon obligations of the U.S. Government or its agencies, tax exempt issuers and corporate issuers, including rights to stripped coupon and principal payments ("STRIPS"). Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accreted discount (representing interest accrued but not paid) are paid at maturity. STRIPS are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds. The market values of STRIPS and zero coupon bonds generally fluctuate in response to changes in interest rates to a greater degree than do interest-paying securities of comparable term and quality.

INDEXED SECURITIES

         The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

         The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. IAI will use its judgment in determining whether indexed securities should be treated as short-term instruments, bonds, stocks, or as a separate asset class for purposes of the Fund's investment policies, depending on the individual characteristics of the securities. Indexed securities may be more volatile than the underlying instruments. Presently, the Fund does not intend to invest more than 5% of its net assets in indexed securities.

CLOSED-END INVESTMENT COMPANIES

         A number of countries have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. The Fund may invest up to 10% of its total assets in securities of closed-end investment companies. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. In the event that shares acquired at a premium subsequently decline in price relative to their net asset value or the value of portfolio investments held by such closed-end companies declines, the Fund and its shareholders may experience a loss. If the Fund acquires shares of closed-end investment companies, Fund shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies.

REPURCHASE AGREEMENTS

         The Fund may invest in repurchase agreements relating to the securities in which it may invest. A repurchase agreement involves the purchase of securities with the condition that, after a stated period of time, the original seller will buy back the securities at a predetermined price or yield. The Fund's custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement or other securities as collateral. In the case of a security registered on a book entry system, the book entry will be maintained in the Fund's name or that of its custodian. Repurchase agreements involve certain risks not associated with direct investments in securities. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of the securities has declined, the Fund may incur a loss upon disposition of such securities. In the event that bankruptcy proceedings are commenced with respect to the seller of the agreement, the Fund's ability to dispose of the collateral to recover its investment may be restricted or delayed. While collateral will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest due thereunder), to the extent proceeds from the sale of collateral were less than the repurchase price, the Fund could suffer a loss.

REVERSE REPURCHASE AGREEMENTS

         The Fund may invest in reverse repurchase agreements as a form of borrowing. In a reverse repurchase agreement, the Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by IAI. Such transactions may increase fluctuations in the market value of the Fund's assets and may be viewed as a form of leverage. The Fund does not currently intend to invest more than 5% of its net assets in reverse repurchase agreements.

ILLIQUID SECURITIES

         The Fund may invest up to 15% of its net assets in illiquid securities. However, certain restricted securities that are not registered for sale to the general public and that can be resold to institutional investors may be considered liquid pursuant to guidelines adopted by the Board of Directors. In the case of a Rule 144A Security, such security is deemed to be liquid if:

         (1) IAI reasonably expects to be able to resell the security to a qualified institutional buyer, as defined in paragraph (a)(1) of Rule 144A, who is aware of the Fund's reliance upon Rule 144A in selling the security without registration, as required by paragraph (d)(2) of Rule 144A;

         (2) the Rule 144A Security is not (a) of the same class as securities listed on any national securities exchange or quoted in NASDAQ as determined under paragraph (d)(3)(i) of Rule 144A, or (b) a security of a registered investment company (other than a closed-end investment company); and

         (3) the issuer (a) is a foreign government eligible to register securities under Schedule B of the Securities Act of 1933, (b) is a company that files periodic reports under the Securities Act of 1934 on Forms 8-K, 10-Q, 10-K or 20-F or provides information under Rule 12g3-2(b) thereunder, or (c) has agreed in writing to provide the holder and any prospective purchaser of the Rule 144A Security with reasonably current financial information as required under paragraph (d)(4)(i) of Rule 144A.

         Other securities are deemed to be liquid if IAI determines that the security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the instrument for purposes of calculating the Fund's net asset value. In making this determination, IAI will consider such factors as may be relevant to the Fund's ability to dispose of the security, including but not limited to, the following factors (none of which, standing alone, would necessarily be determinative):

         1. the frequency of trades and quotes for the security;

         2. the number of dealers willing to purchase or sell the security and the number of potential purchasers;

         3. dealer undertakings to make a market in the security; and

         4. the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

         It is not possible to predict with assurance the maintenance of an institutional trading market for such securities and the liquidity of the Fund's investments could be impaired if trading declines.

LENDING PORTFOLIO SECURITIES

         In order to generate additional income, the Fund may lend portfolio securities to broker-dealers, banks or other financial borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which IAI has determined are creditworthy under guidelines established by the Fund's Board of Directors. The Fund may also experience a loss if, upon the failure of a borrower to return loaned securities, the collateral is not sufficient in value or liquidity to cover the value of such loaned securities (including accrued interest thereon). However, the Fund will receive collateral in the form of cash, United States Government securities, certificates of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents equal to at least 102% of the value of the securities loaned. The value of the collateral and of the securities loaned will be marked to market on a daily basis. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on the securities and the Fund may invest the cash collateral and earn additional income or may receive an agreed upon amount of interest income from the borrower. However, the amounts received by the Fund may be reduced by finders' fees paid to broker-dealers and related expenses. Presently, the Fund does not intend to lend more than 5% of its net assets to broker-dealers, banks, or other financial borrowers of securities.

FOREIGN CURRENCY TRANSACTIONS

         The value of the assets of the Fund as measured in United States dollars or a foreign currency or currencies may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

         The Fund may enter into foreign currency transactions for hedging purposes only and may not speculate on the fluctuations of foreign currency exchange rates. The Fund may hedge against adverse changes in foreign currency exchange rates between the trade and settlement dates with respect to foreign securities it is purchasing or during the holding period with respect to foreign securities in its portfolio. With respect to foreign securities in its portfolio, the Fund may hedge a maximum of 50% of the value of its investment portfolio by establishing the value of such securities in U.S. dollars. Additionally, the Fund may hedge a maximum of 25% of the value of its investment portfolio by establishing the value of such securities in another foreign currency or currencies which IAI believes to be more stable than the currencies in which such securities are denominated.

         When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to establish the cost or proceeds in U.S. dollars or another foreign currency. By entering into a forward contract in such currency for the purchase or sale of the amount of foreign currency involved in an underlying security investment, the Fund is able to protect itself against a possible loss between trade and settlement dates of a transaction or during the period of an investment in a foreign security resulting from an adverse change in the relationship between such two currencies. However, this tends to limit potential gains which might result from a positive change in such currency relationships. The Fund may also hedge its foreign currency exchange rate risk by engaging in currency financial futures and options and forward foreign currency transactions.

         When IAI believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar or another foreign currency, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The forecasting of short-term currency market movement is difficult and the successful execution of a short-term hedging strategy is uncertain.

         It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

         If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund would realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The Fund will have to convert its holdings of foreign currencies into U.S. dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

ADJUSTING INVESTMENT EXPOSURE

         In order to hedge against various market risks other than currency risk, to manage the effective maturity or duration of the Fund's portfolio or to enhance potential gain, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate transactions such as swaps. However, the Fund has not entered into such transactions in the past, and does not anticipate doing so to any significant extent during the current fiscal year. In any event, no more than 5% of the Fund's assets will be committed to techniques and instruments entered into for non-hedging purposes.

         SWAP AGREEMENTS. The Fund may enter into swap agreements. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund's exposure to long- or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form of swap agreement if IAI determines it is consistent with the Fund's investment objectives and policies.

         Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price.

         The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. The Fund expects to be able to eliminate its exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

         The Fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement. Presently, the Fund does not intend to invest more than 5% of its net assets in swap agreements.

         FUTURES CONTRACTS. When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indexes of securities prices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

         The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

         The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FMC's other customers, potentially resulting in losses to the Fund.

         The Fund will file a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets, before engaging in any purchases or sales of futures contracts or options on futures contracts. The Fund intends to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which the Fund can commit assets to initial margin deposits and option premiums.

         The above limitations on the Fund's investments in futures contracts and options, and the Fund's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information may be changed as regulatory agencies permit. With respect to positions in commodity futures or commodity option contracts which do not come within the meaning and intent of bona fide hedging in the CFTC rules, the aggregate initial margin and premiums required to establish such positions will not exceed five percent of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and, provided further, that in the case of an option that is in-the-money, such amount may be excluded in computing such five percent.

         PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

         The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

         The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

         WRITING PUT AND CALL OPTIONS. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund would be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received.

         If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

         Writing a call option obligates the Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

         COMBINED POSITIONS. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

         Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

         OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

         ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Fund will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

ECONOMIES OF JAPAN, THE UNITED KINGDOM, GERMANY AND FRANCE

         As discussed in the Prospectus, the Fund may from time to time concentrate more than 25% of its total assets in the economies of Japan, the United Kingdom, Germany and France. This section includes a general discussion of these economies.

         JAPAN. Japan is politically organized as a democratic, parliamentary republic and has a population of approximately 122 million. The Japanese economy is heavily industrial and export-oriented. Although Japan is dependent upon foreign economies for raw materials, Japan's balance of payments in recent years has been strong and positive.

         Japan has eight stock exchanges located throughout the country, but over 80% of all trading is conducted on the Tokyo Stock Exchange.

         Prices of stocks listed on the Japanese stock exchange are quoted continuously during regular business hours. Trading commissions are at fixed scale rates which vary by the type and the value of the transaction, but can be negotiable for large transactions.

         Securities in Japan are denominated and quoted in yen. Yen are fully convertible and transferable based on floating exchange rates into all currencies, without administrative or legal restrictions, for both nonresidents and residents of Japan.

         UNITED KINGDOM. The United Kingdom is a constitutional monarchy and consists of England, Scotland, Wales and Northern Ireland. The population of the United Kingdom is approximately 57 million. Industry in the United Kingdom is predominantly owned in the private sector except for certain state owned entities in the transportation and energy industries.

         The financial center of the United Kingdom is London, which is also the location of the London Stock Exchange. In October of 1986, stock exchange commission rates were deregulated and stock exchange membership was opened up to limited companies and to non-residents of the United Kingdom. Additionally, the Financial Services Act (the "FSA") substantially restructured the U.K. securities laws and deregulated the London Stock Exchange's own rules. FSA created a new regulatory body known as the Securities and Investments Board (the "SIB"), which has the power to delegate certain of its functions to various self-regulatory organizations, of which the London Stock Exchange is one. Under the FSA structure, the London Stock Exchange will continue to be largely self-regulating with fundamentally the same types of self-regulatory rules in effect prior to FSA.

         Stock prices are continuously quoted during business hours on the London Stock Exchange, and are negotiable, but have formalized for institutions. Trading commissions in the U.K. are negotiable.

         Securities in the United Kingdom are denominated and quoted in "pounds sterling". Pounds sterling are fully convertible and transferable based on floating exchange rates into all currencies, without administrative or legal restrictions, for both non-residents and residents of the United Kingdom.

         GERMANY. Germany is a federated republic with a population of approximately 80 million and a democratic parliamentary form of government. The German economy is organized primarily on the basis of private sector ownership, with the state exerting major influence through ownership in certain sectors, including transportation, communication and energy. Unification of West Germany with the formerly communist controlled East Germany took place in 1990.

         Industrial activity makes the largest contribution to the German gross national product. Although only 5% of German businesses are large-scale enterprises, such large-scale businesses account for over half of industrial production and employ over half the industrial labor force. Trading volume, therefore, tends to concentrate on relatively few companies with both large capitalizations and broad stock ownership. Historically the German economy has been strongly export oriented. Privatization of formerly state owned enterprise in what was once East Germany is in progress, but will make little difference to the predominance of large scale businesses in overall industrial activity and the stock market.

         German equity securities trade predominantly on the country's eight independent local stock exchanges, the Frankfurt exchange accounting for 70% of turnover. Subject to the provisions of pertinent securities law, mainly the Stock Exchange Law of 1896, as amended, the council, management and other executive organs of the stock exchanges constitute self-administering and self-regulatory bodies. The "Working Group of German Stock Exchanges" headquartered in Frankfurt, of which all eight stock exchanges are members, addresses all policy and administrative questions of national and international character.

         Prices for active stocks, including those for larger companies are quoted continuously during stock exchange hours. Less actively traded stocks are quoted only once a day. Equity shares are normally fully-paid and non-assessable.

         Orders for stock executed for large customers on the stock exchanges are negotiable. A federal stock exchange turnover tax, ranging up to 0.25%, is levied on all securities transactions other than those between banks acting as principal. Nonresidents such as the Fund are charged half these rates.

         German equity securities have been denominated in Deutchemarks. Deutchemarks are fully convertible and transferable into all currencies, without administrative or legal restrictions, for both nonresidents and residents of Germany. On January 1, 1999, however, Germany, along with ten other member countries of the European Union, adopted the Euro as its legal currency.

         FRANCE. France is a republic with a population of approximately 58 million and a democratic parliamentary form of government. France is one of the four West European trillion-dollar economies and the leading agricultural producer in Western Europe. Largely self-sufficient in agricultural products, France is a major exporter of wheat and dairy products. The agriculture sector generates slightly more than 2% of Frances gross domestic product, the industrial sector generates approximately one-quarter of GDP, and the growing services sector has become crucial to the economy, generating over 70% of GDP. Following stagnation and recession in 1991-93, French GDP expanded 2.4% in 1994 and in 1995, but only 1.3% in 1996. Persistently high unemployment (12.7% in 1996) still poses a major problem for the government.

         The center of the French market is the Paris stock exchange (the Bourse) (local exchanges were closed in 1990), which listed 862 companies with a total capitalization of 4.1 trillion French francs (50% of GDP) in 1997. In 1996, a new electronic trading floor called the "Nouveau Marche" was created in which new companies, especially smaller ones with an emphasis on growth and technology, can raise start-up capital. A financial futures market, the "Marche a Terme des Instruments Financiers," commonly known as the MATIF, trades standard contracts on interest rates, short- and long-term bonds, stock market indices and commodities. It has established linkages with its German and Swiss counterparts as well as with the Chicago Mercantile Exchange. An options exchange, the "Marche des Options Negociables de Paris (MONEP)," was established in September 1987. These markets operate under the auspices of the Societe des Bourses Francaises (SBF).

         France has one of the world's most open financial markets. According to unofficial estimates, foreigners held approximately one-third of the capital of publicly traded companies at the end of 1996. U.S. investment in France is subject to the provisions of the Convention on Establishment between the United States and France, which was signed in 1959 and is still in force. Some of the rights it provides to U.S. nationals and companies include (a) the right to receive the best treatment accorded to either domestic nationals and companies or third country nationals and companies with respect to transferring funds between France and the U.S., and (b) the requirement that property may only be expropriated for a public purpose and that payment must be just, realizable, and prompt.

         French equity securities have been denominated in French francs. Francs are fully convertible and transferable into all currencies, without administrative or legal restrictions, for both nonresidents and residents of France. On January 1, 1999, however, France, along with ten other member countries of the European Union, adopted the Euro as its legal currency.

ADDITIONAL RISK CONSIDERATIONS

         Investors should consider carefully the substantial risks involved with respect to investing in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. Such risks are heightened with respect to investments in developing countries. There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Foreign markets typically have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

         Investments in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the limited development and recent emergence, in certain countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in such countries.

         Despite the dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain (particularly Eastern European) countries. To the extent of the Communist Party's influence, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of such countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in many developing countries. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Fund shareholders.

         Certain countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

         Authoritarian governments in certain countries may require that a governmental or quasi-governmental authority act as custodian of the Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the Fund's cash and securities, the Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

         The Fund endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds from the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Fund from transferring cash out of the country, withhold portions of interest and dividends at the source, or impose other taxes, with respect to the Fund's investments in securities of issuers of that country. Although the Fund invests only in foreign nations which it considers as having relatively stable and friendly governments, there is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments that could affect investments in securities of issuers in those nations.

         The Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Through the Fund's flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where from time to time it places the Fund's investments.

         The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses. However, in the absence of willful misfeasance, bad faith or gross negligence on the part of the investment manager, any losses resulting from the holding of the Fund's portfolio securities in foreign countries and/or with securities depositories will be at the risk of the shareholders.

         The Fund's ability to reduce or eliminate its futures and related options positions will depend upon the liquidity of the secondary markets for such futures and options. The Fund intends to purchase or sell futures and related options only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. Use of stock index futures and related options for hedging may involve risks because of imperfect correlations between movements in the prices of the futures or related options and movements in the prices of the securities being hedged. Successful use of futures and related options by the Fund for hedging purposes also depends upon the investment manager's ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

                             INVESTMENT RESTRICTIONS

         The Fund is subject to certain policies and restrictions which are "fundamental" and may not be changed without shareholder approval. Shareholder approval consists of the approval of the lesser of (i) more than 50% of the outstanding voting securities of the Fund, or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Limitations 1 through 8 below are deemed fundamental limitations. The remaining limitations set forth below serve as operating policies of the Fund and may be changed by the Board of Directors without shareholder approval.

         The Fund may not:

         1. Purchase the securities of any issuer if such purchase would cause the Fund to fail to meet the requirements of a "diversified company" as defined under the Investment Company Act of 1940, as amended (the "1940 Act").

         As defined in the 1940 Act, "diversified company" means a management company which meets the following requirements: at least 75 per centum of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5 per centum of the value of the total assets of such management company and not more than 10 per centum of the outstanding voting securities of such issuer.

         2. Purchase the securities of any issuer (other than "Government securities" as defined under the 1940 Act) if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

            For purposes of applying this restriction, the Fund will not purchase securities, as defined above, such that 25% or more of the value of the Fund's total assets are invested in the securities of companies whose principal business activities are in the same industry.

         3. Issue any senior securities, except as permitted by the 1940 Act or the Rules and Regulations of the Securities and Exchange Commission.

         4. Borrow money, except from banks for temporary or emergency purposes provided that such borrowings may not exceed 33-1/3% of the value of the Fund's net assets (including the amount borrowed). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation. This limitation shall not prohibit the Fund from engaging in reverse repurchase agreements, making deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or segregating assets in connection with such agreements or contracts.

            To the extent the Fund engages in reverse repurchase agreements, because such transactions are considered borrowing, reverse repurchase agreements are included in the 33-1/3% limitation.

         5. Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the Fund may be deemed to be an underwriter under applicable laws.

         6. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

         7. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and future contracts or from investing in securities or other instruments backed by physical commodities).

            For purposes of applying this restriction, "commodities" shall be deemed to include commodity contracts.

         8. Make loans to other persons except to the extent not inconsistent with the 1940 Act or the Rules and Regulations of the Securities and Exchange Commission. This limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements, or to the lending of portfolio securities.

         9. Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities and provided that margin payments in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

         10. Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.

             For purposes of applying this restriction, the Fund will not sell securities short except to the extent that it contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short.

         11. Except as part of a merger, consolidation, acquisition, or reorganization, invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company.

         12. Mortgage, pledge or hypothecate its assets except to the extent necessary to secure permitted borrowings. This limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or placed in a segregated account in connection with such contracts.

         13. Participate on a joint or a joint and several basis in any securities trading account.

         14. Invest more than 15% of its net assets in illiquid investments.

         15. Invest directly in interests (including partnership interests) in oil, gas or other mineral exploration or development leases or programs, except the Fund may purchase or sell securities issued by corporations engaging in oil, gas or other mineral exploration or development business.

         Any of the Fund's investment strategies set forth in the Prospectus, or any restriction set forth above under "Investment Restrictions" which involves a maximum percentage of securities or assets (other than Restriction 4) shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom. With respect to Restriction 14, the Fund is under a continuing obligation to ensure that it does not violate the maximum percentage either by acquisition or by virtue of a decrease in the value of the Fund's liquid assets.

PORTFOLIO TURNOVER

         The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of portfolio securities owned by the Fund during the same fiscal year. "Portfolio securities" for purposes of this calculation do not include securities with a maturity date of less than twelve (12) months from the date of investment. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned during such year. The Fund's historical portfolio turnover rates are set forth in the Prospectus section "Financial Highlights".

                             INVESTMENT PERFORMANCE

         Advertisements and other sales literature for the Fund may refer to monthly, quarterly, yearly, cumulative and average annual total returns. Each such calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged as expenses to all shareholder accounts. Each of monthly, quarterly and yearly total return is computed in the same manner as cumulative total return, as set forth below.

         Cumulative total return is computed by finding the cumulative rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

               CTR = (ERV-P) 100
                      -----
                        P

           Where:            CTR    =  Cumulative total return;

                             ERV    =  ending redeemable value at the end of the
                                       period of a hypothetical $1,000 payment
                                       made at the beginning of such period; and

                               P    =  initial payment of $1,000

         The Fund's cumulative total return from the Fund's inception on April 23, 1987 through October 31, 1998 was ___%.

         Average annual total return is computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

              P(1+T)n = ERV

           Where:              P    =  a hypothetical initial payment of $1,000;

                               T    =  average annual total return;

                               n    =  number of years; and

                             ERV    =  ending redeemable value at the end of the
                                       period of a hypothetical $1,000 payment
                                       made at the beginning of such period.

         The average annual total returns of the Fund for the one, five and ten year periods ended October 31, 1998 were ___%, ___% and ___%, respectively.

         In advertising and sales literature, the Fund may compare its performance with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes, averages or products differs from that of the Fund. The comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may also note its mention in newspapers, magazines, or other media from time to time. However, the Fund assumes no responsibility for the accuracy of such data.

         For example, (1) the Fund's performance or P/E ratio may be compared to any one or a combination of the following: (i) the Standard & Poor's 500 Stock Index and Dow Jones Industrial Average so that you may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the U.S. stock market in general; (ii) other groups of mutual funds, including the IAI Funds, tracked by: (A) Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets; (B) Morningstar, Inc., another widely used independent research firm which rates mutual funds; or (C) other financial or business publications, which may include, but are not limited to, Business Week, Money Magazine, Forbes and Barron's, which provide similar information; (iii) The Financial Times (a London based international financial newspaper)-Actuaries World Indices, including Europe and sub-indices comprising this Index (a wide range of comprehensive measures of stock price performance for the major stock markets, as well as for regional areas, broad economic sectors and industry groups); (iv) Morgan Stanley Capital International Indices, including the EAFE Index; (v) Baring International Investment Management Limited (an international securities trading, research, and investment management firm), as a source for market capitalization, GDP and GNP; (vi) the International Finance Corporation (an affiliate of the World Bank established to encourage economic development in less developed countries), World Bank, OECD (Organization for Economic Co-Operation and Development) and IMF (International Monetary Fund) as a source of economic statistics; and (ix) the performance of U.S. government and corporate bonds, notes and bills. (The purpose of these comparisons would be to illustrate historical trends in different market sectors so as to allow potential investors to compare different investment strategies.); (2) the Consumer Price Index (measure for inflation) may be used to assess the real rate of return from an investment in the Fund; (3) other U.S. or foreign government statistics such as GNP, and net import and export figures derived from governmental publications, e.g., The Survey of Current Business, may be used to illustrate investment attributes of the Fund or the general economic business, investment, or financial environment in which the Fund operates; (4) the effect of tax-deferred compounding on the Fund's investment returns, or on returns in general, may be illustrated by graphs, charts, etc. where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (5) the sectors or industries in which the Fund invests may be compared to relevant indices or surveys (e.g., S&P Industry Surveys) in order to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.

                                   MANAGEMENT

Under Minnesota law, the Fund's Board of Directors is generally responsible for the overall operation and management of the Funds.

The names, addresses, positions and principal occupations of the directors and executive officers of the Fund are given below.


Name and Address                     Age     Position     Principal Occupation(s) During Past 5 Years
----------------                     ---     --------     -------------------------------------------
Madeline Betsch                      55      Director     Currently retired; until April 1994, was Executive
19 South 1st Street                                       Vice President, Director of Client Services, of
Minneapolis, Minnesota 55401                              CME-KHBB Advertising since May 1985, and prior
                                                          thereto was a Vice President with Campbell-Mithun,
                                                          Inc. (advertising agency) since February 1977.

W. William Hodgson                   73      Director     Currently retired; served as information manager for
1698 Dodd Road                                            the North Central Home Office of the Prudential
Mendota Heights, Minnesota 55118                          Insurance Company of America from 1961 until
                                                          1984.

George R. Long                       68      Director     Chairman of Mayfield Corp. (financial consultants
29 Las Brisas Way                                         and venture capitalists) since 1973.
Naples, Florida 33963

J. Peter Thompson                    66      Director     Grain farmer in southwestern Minnesota since 1974.
Route 1                                                   Prior to that, Mr. Thompson was employed by Paine
Mountain Lake, Minnesota 56159                            Webber, Jackson & Curtis, Incorporated, (a
                                                          diversified financial services concern), most recently
                                                          as Senior Vice President and General Partner.


Name and Address                     Age     Position     Principal Occupation(s) During Past 5 Years
----------------                     ---     --------     -------------------------------------------
Charles H. Withers                   71      Director     Currently retired; was Editor of the Rochester Post-
Rochester Post Bulletin                                   Bulletin, Rochester, Minnesota from 1960 through
P.O. Box 6118                                             March 31, 1980.
Rochester, Minnesota 55903

Roy Gillson                          __      President    Chief Investment Officer of IAI International
                                                          Limited and a member of its Board of Directors.
                                                          Mr. Gillson joined IAI International in 1983.

David Koehler                        61        Vice       Independent training and marketing consultant from
601 Second Avenue South                      President    1993 to current.  Prior to that time, Mr. Koehler was
P.O. Box 357                                              a partner at IAI Venture Capital Group.
Minneapolis, Minnesota 55440

Paul H. Perseke                      __      Treasurer    Vice President of IAI.
601 Second Avenue South
P.O. Box 357
Minneapolis, Minnesota 55440

Michael J. Radmer                    52      Secretary    Partner at Dorsey & Whitney LLP, a Minneapolis based
220 South Sixth Street                                    law firm which acts as general counsel to the Fund.
Minneapolis, Minnesota 55402

         Each of the directors and executive officers of the Fund, other than Mr. Koehler, also serves in the same capacity for each of the 14 other mutual funds for which IAI serves as investment adviser (the "IAI Mutual Funds").

         No compensation is paid by the Fund to any of its officers. Directors who are not affiliated with IAI receive from the IAI Mutual Funds a $15,000 annual retainer, $2,500 for each Board meeting attended, $3,600 for each Audit Committee meeting attended (as applicable) and $1,800 for each Securities Valuation Committee meeting attended. Each Fund will pay its pro rata share of these fees based on its net assets. Such unaffiliated directors also are reimbursed for expenses incurred in connection with attending meetings.

                                                                   Aggregate
                                            Compensation         Compensation
                                                from              from the 15
           Name of Person, Position      International Fund*  IAI Mutual Funds**
           ------------------------      -------------------  ------------------

        Betsch, Madeline  -  Director                $                   $

        Hodgson, W. William  - Director              $                   $

        Long, George R.  -  Director                 $                   $

        Thompson, J. Peter  -  Director              $                   $

        Withers, Charles H.  -  Director             $                   $

-------------------------
*        For the fiscal year ended October 31, 1998.
** For the calendar year ended December 31, 1998; excludes expenses incurred in connection with attending meetings.

         Effective February 1998, the directors have agreed that the position of Board Chair shall rotate from director to director on a quarterly basis.

         The Fund's Board of Directors has approved a Code of Ethics. The Code permits access persons to engage in personal securities transactions subject to certain policies and procedures. Such procedures prohibit certain persons from acquiring of any securities in an initial public offering. In addition, securities acquired through private placement must be pre-cleared. Procedures have been adopted which would implement blackout periods for certain securities, as well as a ban on short-term trading profits. Additional policies prohibit the receipt of gifts in certain instances. Procedures have been implemented to monitor employee trading. Each access person is required to certify annually that they have read and understood the Code of Ethics. An annual report is provided to the Fund's Board of Directors summarizing existing procedures and changes, identifying material violations and recommending any changes needed.

MANAGEMENT AGREEMENT

         Effective April 1, 1996, pursuant to a Management Agreement between the Fund and IAI, IAI agreed to provide the Fund with investment advice, statistical and research facilities, and certain equipment and services, including, but not limited to, office space and necessary office facilities, equipment, and the services of required personnel and, in connection therewith, IAI has the sole authority and responsibility to make and execute investment decisions for the Fund within the framework of the Fund's investment policies, subject to review by the directors of the Fund. In addition, IAI agreed to provide or arrange for the provision of all required administrative, stock transfer, redemption, dividend disbursing, accounting, and shareholder services including, without limitation, the following: (1) the maintenance of the Fund's accounts, books and records; (2) the calculations of the daily net asset value in accordance with the Fund's current Prospectus and Statement of Additional Information; (3) daily and periodic reports; (4) all information necessary to complete tax returns, questionnaires and other reports requested by the Fund; (5) the maintenance of stock registry records; (6) the processing of requested account registration changes, stock certificate issuances and redemption requests; (7) the administration of payments and dividends and distributions declared by the Fund;
(8) answering shareholder questions, (9) providing reports and other information and (10) other services designed to maintain shareholder accounts. IAI will also reimburse the Fund for paying qualifying third parties that provide such services. In return for these services, the Fund has agreed to pay IAI an annual fee as a percentage of the Fund's average daily net assets as set forth below:

             Daily Net Assets                  Fee IAI Receives Annually
             ----------------                  -------------------------

             For the first $100 million                 1.70%
             For the next $100 - $250 million           1.45%
             For the next $250 - $500 million           1.30%
             Above $500 million                         1.30%

         Under the Management Agreement, except for brokerage commissions and other expenditures in connection with the purchase and sale of portfolio securities, interest expense, and, subject to the specific approval of a majority of the disinterested directors of the Fund, taxes and extraordinary expenses, IAI has agreed to pay all of the Fund's other costs and expenses, including, for example, costs incurred in the purchase and sale of assets, taxes, charges of the custodian of the Fund's assets, costs of reports and proxy material sent to Fund shareholders, fees paid for independent accounting and legal services, costs of printing Prospectuses for Fund shareholders and registering the Fund's shares, postage, insurance premiums, and costs of attending investment conferences. The Management Agreement further provides that IAI will either reimburse the Fund for the fees and expenses it pays to directors who are not "interested persons" of the Fund or reduce its fee by an equivalent amount. IAI is not liable for any loss suffered by the Fund in the absence of willful misfeasance, bad faith or negligence in the performance of its duties and obligations.

         The following table contains relevant information concerning fees the Fund paid under the Management Agreement for the indicated periods:

                                      Net Assets
         Period                         of Fund     Management Fee   IAI Waiver*
         ------                         -------     --------------   -----------

         Period 2/1/98 to 10/31/98    $              $                $
         Period 2/1/97 to 1/31/98     $ 63,348,647   $ 1,762,718      $ 11,961
         Period 4/1/96 to 1/31/97     $116,191,236   $ 1,743,676      $  8,225

----------------------
* Resulting from IAI's reduction of its Management Fee in the amount representing the Fund's payment of directors' fees and expenses.

         The Management Agreement will terminate automatically in the event of its assignment. In addition, the Agreement is terminable at any time without penalty by the Board of Directors of the Fund or by vote of a majority of the Fund's outstanding voting securities on not more than 60 days' written notice, and by IAI (or IAI International) on 60 days' notice to the counterparty. The Management Agreement shall continue in effect from year to year only so long as such continuance is specifically approved at least annually by either the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of directors who are not parties to the Management Agreement or interested persons of such parties cast in person at a meeting called for the purpose of voting on such approval.

         IAI's ultimate corporate parent is Lloyds TSB Group, plc ("Lloyds TSB"), a publicly-held financial services organization headquartered in London, England. Lloyds TSB is one of the largest personal and corporate financial services groups in the United Kingdom, engaged in a wide range of activities including commercial and retail banking. The principal offices of Lloyds TSB are located at St. George's House, 6 - 8 Eastcheap, London, EC3M 1LL.

SUBADVISORY AGREEMENT

         Under the Subadvisory Agreement, as amended, between IAI International Ltd. and IAI dated January 28, 1987, IAI has delegated to IAI International Ltd. the sole authority and responsibility to make and execute investment decisions for the Fund within the framework of the Fund's investment policies, subject to review by IAI and the directors of the Fund. Under the Subadvisory Agreement, IAI has agreed to pay IAI International Ltd. an annual fee as a percentage of the Fund's average daily net assets as set forth below:

             Daily Net Assets                 Annual Fee
             ----------------                 ----------

             For the first $100 million       1/2 of 1.00%
             For the next $100 million        1/2 of .85%
             For the next $100 million        1/2 of .75%
             Above $300 million               1/2 of .70%

         For the fiscal period from February 1, 1998 to October 31, 1998, IAI paid IAI International $_______ under the Subadvisory Agreement.

PRIOR AGREEMENT

         Effective March 31, 1996, the Investment Advisory Agreement between the Fund and IAI terminated and was replaced by the Management Agreement described above.

         Under the Investment Advisory Agreement, the Fund had agreed to pay IAI a monthly fee of 1.00% per year of the Fund's average month-end net assets for the first $100,000,000 in assets, 0.85% for the next $100,000,000 in assets, 0.75% for the next $100,000,000 in assets, and 0.70% for assets above $300,000,000.

         The following table contains relevant information concerning fees paid by the Fund under the Investment Advisory Agreement:

          Period                    Advisory Fee       Fee Waiver
          ------                    ------------       ----------
          2-1-96 to 3-31-96          $  223,539        $       0
          FYE 1-31-96                $1,368,001        $       0

             CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

     The custodian for the Fund is Norwest Bank Minnesota, N.A. Norwest Center, Sixth and Marquette, Minneapolis, MN 55479. Norwest has entered into an agreement with Morgan Stanley Trust Company, 1 Pierrepont Plaza, Brooklyn, New York ("Morgan Stanley") which enables the Fund to utilize the subcustodian and depository network of Morgan Stanley.

     IAI acts as the Fund's transfer agent, dividend disbursing agent and IRA Custodian, at P.O. Box 357, Minneapolis, Minnesota 55440.

               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

     IAI selects and (where applicable) negotiates commissions with the brokers who execute the transactions for such Fund. The primary criteria for the selection of a broker is the ability of the broker, in the opinion of IAI, to secure prompt execution of the transactions on favorable terms, including the reasonableness of the commission and considering the state of the market at the time. In selecting a broker, IAI may consider whether such broker provides brokerage and research services (as defined in the Securities Exchange Act of 1934). IAI may direct Fund transactions to brokers who furnish research services to IAI. Such research services include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. By allocating brokerage business in order to obtain research services for IAI, the Fund enables IAI to supplement its own investment research activities and allows IAI to obtain the views and information of individuals and research staffs of many different securities research firms prior to making investment decisions for the Fund. To the extent such commissions are directed to brokers who furnish research services to IAI, IAI receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these commissions. Generally the Fund pays higher than the lowest commission rates available.

     IAI believes that most research services obtained by it generally benefit one or more of the investment companies or other accounts which it manages. Normally research services obtained through commissions paid by a managed fund or managed account investing in common stocks would primarily benefit managed funds and accounts investing in common stocks.

     There is no formula for the allocation by IAI of the Fund's brokerage business to any broker-dealers for brokerage and research services. However, IAI will authorize the Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker would have charged only if IAI determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or IAI's overall responsibilities with respect to the accounts as to which it exercises investment discretion.

     Although investment decisions for the Fund are made independently from other accounts as to which IAI gives investment advice, it may occasionally develop that the same security is suitable for more than one account. If and when more than one account simultaneously purchase or sell the same security, the transactions will be averaged as to price and allocated as to amount in accordance with arrangements equitable to the Fund and such accounts. The simultaneous purchase or sale of the same securities by the Fund and other accounts may have detrimental effects on the Fund, as they may affect the price paid or received by the Fund or the size of the position obtainable by the

Fund.

     Consistent with the Rules of Fair Conduct of the National Association of Securities Dealers, Inc. and subject to the policies set forth in the preceding paragraphs and such other policies as the Board of Directors of the Fund may determine, IAI may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's securities transactions.

    The following table shows brokerage commissions paid by the Fund during the indicated periods. During these periods, a percentage of commissions were paid to brokerage firms that provided research services to IAI, although the provision of such services was not necessarily a factor in the placement of all such business with such firms.

                                                                          Percentage of
                                                                     Commissions to Brokers
                            Amount of Commissions                      Providing Research
                            ---------------------                      ------------------
         Period Ended    Year Ended      Year Ended     Year Ended        Period Ended
         October 31,     January 31,     January 31,    January 31,        October 31,
             1998           1998            1997           1996               1998
             ----           ----            ----           ----               -----
                         $ 549,653       $ 512,536      $ 373,502             _____%

                                  CAPITAL STOCK

         The Fund, which was created on April 23, 1987, is a separate portfolio of IAI Investment Funds III, Inc., a Minnesota corporation created on September 16, 1986, whose shares of common stock are currently issued in a singe series (Series A). The investment portfolio represented by Series A common shares is referred to as "IAI International Fund." On June 25, 1993, International Fund's shareholders approved amended and restated Articles of Incorporation, which provided that the registered investment company whose corporate name had been IAI International Fund, Inc. be renamed "IAI Investment Funds III, Inc."

         Each share of the series is entitled to participate pro rata in any dividends and other distributions of such series and all shares of the series have equal rights in the event of liquidation of that series. The Board of Directors of IAI Investment Funds III, Inc., is empowered under the Articles of Incorporation of such company to issue other series of the company's common stock without shareholder approval. IAI Investment Funds III, Inc., has authorized 10,000,000,000 shares of $.01 par value common stock to be issued as Series A common shares.

         As of February 1, 1999, no person held of record or, to the knowledge of the Fund, beneficially owned more than 5% of the outstanding shares of the Fund, except as set forth in the following table:

Name and Address of Shareholder           Number of Shares      Percent of Class
-------------------------------           ----------------      ----------------







         In addition, as of February 1, 1999, the Fund's officers and directors as a group owned approximately ____% of the Fund's outstanding shares.

                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

         The portfolio securities in which the Fund invests fluctuate in value, and hence the Fund's net asset value per share also fluctuates.

         The net asset value per share of the Fund is determined once daily as of the close of trading on the New York Stock Exchange on each business day on which the New York Stock Exchange is open for trading, and may be determined on additional days as required by the Rules of the Securities and Exchange Commission. The New York Stock Exchange is closed, and the net asset value per share of a Fund is not determined, on the following national holidays: New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

         On October 31, 1998, the net asset value and public offering price per share of the Fund was calculated as follows:


                            Net Assets ($_________)
                           --------------------------------
                     NAV =                                  = $ _________
                           Shares Outstanding (_________)


                       PURCHASES AND REDEMPTION OF SHARES

         The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders and such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. In such circumstances, customer orders will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.

         The Fund has agreed to reduced initial subscription requirements for employees and directors of the Fund or IAI, their spouses, children and grandchildren. With respect to such persons, the minimum initial investment in one or more of the IAI Mutual Funds is $500; provided that the minimum amount that can be allocated to any one of the Funds is $250. Subsequent subscriptions are limited to a minimum of $100 for each of the Funds.

PURCHASES AND REDEMPTIONS IN KIND

         In extraordinary circumstances, Fund shares may be purchased for cash or in exchange for securities which are permissible investments of the Fund, subject to IAI's discretion and its determination that the securities are acceptable. Securities accepted in exchange will be valued on the basis of market quotations, or if market quotations are not available, by a method that IAI believes accurately reflects fair value. In addition, securities accepted in exchange are required to be liquid securities that are not restricted as to transfer. Also in extraordinary circumstances, Fund shares may be redeemed in exchange for readily marketable securities held by the Fund. Securities redeemed in exchange will be valued on the basis of market quotations, or if market quotations are not available, by a method that IAI believes accurately reflects fair value.

                                   TAX STATUS

         The tax status of the Fund is summarized in the Prospectus under "Taxes."

         Because it is expected that no portion of the net investment income of the Fund will derive from dividends from domestic corporations, it is probable that no portion of the dividends paid by the Fund will qualify for the 70% deduction for dividends received under the provisions of Internal Revenue Code of 1986, as amended (the "Code").

         If Fund shares are sold or otherwise disposed of more than one year from the date of acquisition, the difference between the price paid for the shares and the sales price generally will result in long-term capital gain or loss to the Fund shareholder if, as is usually the case, the Fund shares are a capital asset in the hands of the Fund shareholder at that time. However, under a special provision in the Code, if Fund shares with respect to which a long-term capital gain distribution has been, or will be, made are held for six months or less, any loss on the sale or other disposition of such shares will be long-term capital loss to the extent of such gain distribution. If Fund shares are sold or otherwise disposed of one year or less after the date of acquisition, the gain or loss will be short-term. Short-term capital gain is taxed at the same rates as ordinary income.

         Ordinarily, distributions and redemption proceeds earned by Fund shareholders are not subject to withholding of federal income tax. However, the Fund is required to withhold 31% of a shareholder's distributions and redemption proceeds upon the occurrence of certain events specified in Section 3406 of the Code and regulations promulgated thereunder. These events include the failure of a Fund shareholder to supply the Fund with such shareholder's taxpayer identification number, and the failure of a Fund shareholder who is otherwise exempt from withholding to properly document such shareholder's status as an exempt recipient. Additionally, distributions may be subject to state and local income taxes, and the treatment thereunder may differ from the federal income tax consequences discussed above.

         Under the Code, the Fund will be subject to a non-deductible excise tax equal to 4% of the excess, if any, of the amount of investment income and capital gains required to be distributed pursuant to the Code for each calendar year over the amount actually distributed. In order to avoid this excise tax, the Fund generally must declare dividends by the end of each calendar year representing 98% of the Fund's ordinary income for such calendar year and 98% of its capital gain net income (both long-term and short-term) for the twelve-month period ending October 31 of the same calendar year. The excise tax is not imposed, however, on undistributed income that is already subject to corporate income tax. It is the Fund's policy not to distribute capital gains until capital loss carryovers, if any, either are utilized or expire.

         Some of the investment practices that may be employed by the Fund (i.e., buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, purchasing indexed securities, and selling securities short) will be subject to special provisions that, among other things, may defer the use of certain losses of the Fund, affect the holding period of the securities held by the Fund and, particularly in the case of transactions in or with respect to foreign currencies, affect the character of the gains or losses realized. These provisions may also require the Fund to mark-to-market some of the positions in its portfolio (i.e., treat them as closed out) or to accrue original discount, both of which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for qualification as a regulated investment company and for avoiding income and excise taxes. Accordingly, in order to make the required distributions, the Fund may be required to borrow or liquidate securities. The Fund will monitor its transactions and may make certain elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

         The Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company ("PFIC"). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is "passive income" or 50% or more of the average value of its assets consists of assets that produce or are held for the production of "passive income". If the Fund invests in a PFIC, it may be subject to income tax and an interest charge on certain dividends and capital gains earned from that investment, regardless of whether such income and gains are distributed to shareholders. In addition, if the Fund sells shares of a PFIC, any capital gain on the sale will be deemed to be ordinary income regardless of how long the Fund has held the investment.

         Generally, in order to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90% of its gross income from dividends, interest, and gains from the sale or other disposition of stock or securities. Under the Code, the Fund may include income from options, futures and forward contracts and other gains derived from the Fund's business of investing in stock, securities or currencies in determining qualifying income for purposes of the 90% test. Treasury regulations may exclude foreign currency gains not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stock or securities). It is impossible to predict what amount of such gains, if any, future Treasury regulations will exclude from qualifying income.

         Under the Code, dividends of net investment income received from the Fund by a shareholder who, as to the United States, is a nonresident alien individual, nonresident fiduciary of a foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder") are subject to a withholding tax of 30% (or such lower rate as is prescribed by the income tax convention, if any, in force between the U.S. and the foreign shareholder's country) without regard to the amount of gross income that the Fund derives from sources within the United States. Distributions of net long-term capital gains to a foreign shareholder will not be subject to U.S. tax unless the foreign shareholder is engaged in a U.S. trade or business to which the distributions are attributable, the gains are attributable to the disposition of a United States real property interest, or, in the case of a foreign shareholder who is a nonresident alien individual, such foreign shareholder is physically present in the United States for more than 182 days during the taxable year.

         A disposition of shares in the Fund by a foreign shareholder resulting in alternative minimum taxable income or net United States real property gain to the foreign shareholder may be subject to U.S. tax and withholding if the shares constitute United States real property interests under the Code. It is not expected that the shares of the Fund will constitute such interests, and the Fund will furnish affidavits to such effect if necessary and appropriate to avoid application of U.S. tax or withholding on a disposition of shares.

         Income received from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax applicable to such income in advance since the precise amount of the Fund's assets to be invested in various countries is not known. Any amount of taxes paid by the Fund to foreign countries will reduce the amount of income available to the Fund for distributions to shareholders.

         If the Fund is liable for foreign taxes, it expects to meet the requirements of the Code for passing through to its shareholders foreign taxes paid, but there can be no assurance that a Fund will be able to do so. Under the Code, if more than 50% of the value of the Fund's total assets at the close of its taxable year consist of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service to pass through to the Fund's shareholders the amount of foreign taxes paid by the Fund. Pursuant to this election, shareholders will be required to: (i) include in gross income their pro rata share of the foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income or use their share as a foreign tax credit against U.S. income taxes. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will pass through for that year.

         Under the Code, the amount of foreign taxes for which a shareholder may claim a foreign tax credit is subject to limitation based on certain categories applicable to the income subjected to foreign tax. Specifically, the available foreign tax credit must be determined separately with respect to nine categories of income. The Fund may have foreign source income allocable to the four following categories: (i) passive income; (ii) high withholding tax interest;
(iii) dividends from a non-controlled foreign corporation pursuant to Section 902 of the Code; and (iv) other income not specifically categorized. Of these categories, a substantial part of Fund income is likely to constitute passive income. However, in the absence of specific regulatory guidance on the application of the income categories, the Fund cannot assure shareholders of the correctness of any allocation made.

         The foregoing is a general and abbreviated summary of the Code and Treasury regulations in effect as of the date of the Fund's Prospectus and this Statement of Additional Information.

                        LIMITATION OF DIRECTOR LIABILITY

         Under Minnesota law, the Fund's Board of Directors owes certain fiduciary duties to the Fund and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care." Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (i) for any breach of the director's duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of IAI Investment Funds III, Inc., limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the Investment Company Act of 1940 (which Act prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their role as directors).

         Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" of the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers.) Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the Investment Company Act of 1940 and the rules and regulations adopted under such Act.

                              FINANCIAL STATEMENTS

         The financial statements included as part of the Fund's Annual Report to Shareholders for the fiscal period ended October 31, 1998, are incorporated herein by reference. Such Annual Report may be obtained by shareholders on request from the Fund at no additional charge.

                     APPENDIX A - RATINGS OF DEBT SECURITIES


                               RATINGS BY MOODY'S

CORPORATE BONDS

                  Aaa. Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

                  A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa. Bonds rated Baa are considered medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  B. Bonds rated B generally lack characteristics of the desirable investment. Assurances of interest and principal payment or maintenance of other terms of the contract over any long period of time may be small.

                  Caa. Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                  Ca. Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                  C. Bonds rated C are the lowest-rated class of bonds and issued so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                  Conditional Ratings. The designation "Con." followed by a rating indicates bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or
(d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. With respect to municipal securities, those bonds in the Aa, A, Baa, Ba, and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

COMMERCIAL PAPER

                  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

                  Prime - 1   Superior ability for repayment of senior
                              short-term debt obligations

                  Prime - 2   Strong ability for repayment of senior short-term
                              debt obligations

                  Prime - 3   Acceptable ability for repayment of senior
                              short-term debt obligations

                  If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.


                                 RATINGS BY S&P

CORPORATE BONDS

                  AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                  AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

                  A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

                  BB. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

                  B. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB-rating.

                  CCC. Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

                  CC. Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

                  C. The rating C is typically applied to debt subordinated to senior debt which assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

                  C1. The rating C1 is reserved for income bonds on which no interest is being paid.

                  D. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. The D rating will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                  In order to provide more detailed indications of credit quality, S&P's bond letter ratings described above (except for the AAA category) may be modified by the addition of a plus or a minus sign to show relative standing within the rating category.

COMMERCIAL PAPER

                  A. This highest rating category indicates the greatest capacity for timely payment. Issues in this category are further defined with the designations 1, 2, and 3 to indicate the relative degree to safety.

                  A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

                  A-2. Capacity for timely payments on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designed A-1.

                  A-3. Issues carrying this designation have adequate capacity for timely repayment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                                     PART C
                             IAI International Fund
                                   a series of
                         IAI Investment Funds III, Inc.

                                OTHER INFORMATION

Item 23.      Exhibits

         THE FUND IS FILING OR INCORPORATING BY REFERENCE THE FOLLOWING
EXHIBITS:

         (a).1 Articles of Amendment dated 9/23/98 to Amended and Restated Articles of Incorporation (3)
         (a).2    Amended and Restated Articles of Incorporation dated as of
                    7/26/93 (2)
         (b)      Bylaws dated /96 (2)
         (c)      Instruments Defining Rights of Security Holders - not
                  applicable
         (d).1    Management Agreement dated 4/1/96 (2)
         (d).2    Sub-Advisory Agreement dated 1/28/87 (2)
         (e).1    Underwriting and Distribution Agreement - not applicable
         (e).2    Dealer Sales Agreement    (1)
         (e).3    Shareholder Services Agreement dated    (2)
         (f)      Bonus or Profit Sharing Contracts - not applicable
         (g)      Custody Agreement dated 8/18/93 (2)
         (h)      Other Material Contracts - not applicable
         (i)      Legal Opinion - not applicable
         (j)      Consent of KPMG Peat Marwick LLP *
         (k)      Omitted Financial Statements - not applicable
         (l)      Initial Capital Agreements - not applicable
         (m)      Rule 12b-1 Plan - not applicable
         (n)      Financial Data Schedule - not applicable
         (o)      Rule 18f-3 Plan - not applicable

--------------------------
(1) Incorporated by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A filed with the Commission on April 1, 1996.
(2) Incorporated by reference to a Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A filed with the Commission on September 20, 1996.
(3)      Filed herewith.
*        To be filed by amendment.

Item 24.      Persons Controlled by or Under Common Control with the Fund

         THE FOLLOWING IS A LIST OF ALL PERSONS DIRECTLY OR INDIRECTLY CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND:

         See the section of the Prospectus entitled "Fund Management" and the section of the Statement of Additional Information entitled "Management" filed as part of this Registration Statement.

Item 25.      Indemnification

         STATE THE GENERAL EFFECT OF ANY CONTRACT, ARRANGEMENTS OR STATUTE UNDER WHICH ANY DIRECTOR, OFFICER, UNDERWRITER OR AFFILIATED PERSON OF THE FUND IS INSURED OR INDEMNIFIED AGAINST ANY LIABILITY INCURRED IN THEIR OFFICIAL CAPACITY, OTHER THAN INSURANCE PROVIDED BY ANY DIRECTOR, OFFICER, AFFILIATED PERSON, OR UNDERWRITER FOR THEIR OWN PROTECTION.

         Incorporated by reference to Post-Effective Amendment to Registrant's Registrations Statement on Form N-1A filed on May 22, 1996.

Item 26.      Business and Other Connections of the Investment Adviser

         DESCRIBE ANY OTHER BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT OF A SUBSTANTIAL NATURE THAT EACH INVESTMENT ADVISER, AND EACH DIRECTOR, OFFICER OR PARTNER OF THE ADVISER, IS OR HAS BEEN ENGAGED WITHIN THE LAST TWO FISCAL YEARS FOR HIS OR HER OWN ACCOUNT OR IN THE CAPACITY OF DIRECTOR, OFFICER, EMPLOYEE, PARTNER OR TRUSTEE.

         Information on the business of Investment Advisers, Inc. ("IAI") is described in the Prospectus section "Management" and in Part B of this Registration Statement in the section "Management."

         The following senior officers and directors of IAI are not listed in the Statement of Additional Information:

                                                Other Business/Employment
Name                 Position with Adviser      During Past Two Years
----                 ---------------------      ---------------------
Iain D. Cheyne       Chairman/Director                  None
Stephen C. Coleman   Senior Vice President              None
Larry Ray Hill       Executive Vice President           None
Kevin McKendry       Director                           None
Peter Phillips       Director                           None
James S. Sorenson    Senior Vice President              None
John A. Alexander    Chief Operating Officer/   Vice President, Lloyds Bank plc,
                        Director                Miami, FL from 10/96 to 8/98
John Caravello       Director                   Senior Vice President, Lloyds
                                                Bank, New York, NY since 1980.

         Certain of the officers and directors of IAI also serve as officers and directors of IAI International Ltd. The address of IAI International is 10 Fleet Place, London, EC4M 7RH, England. Both IAI and IAI International's ultimate corporate parent is Lloyds TSB Group plc, a publicly-held financial services organization based in London, England. The senior officers and directors of IAI International and their titles are as follows:

Name                 Title
----                 -----
Roy C. Gillson       Chief Investment Officer
Iain D. Cheyne       Director

         Certain of the officers and directors of IAI also serve as officers and directors of IAI Trust Company, a wholly-owned subsidiary of IAI. The address of IAI Trust Company is 3600 U.S. Bank Place, Minneapolis, Minnesota 55402. John A. Alexander is the President and a Director of IAI Trust Company.

Item 27.      Principal Underwriters

(a) STATE THE NAME OF EACH INVESTMENT COMPANY (OTHER THAN THE FUND) FOR WHICH EACH PRINCIPAL UNDERWRITER CURRENTLY DISTRIBUTING THE FUND'S SECURITIES ALSO ACTS AS A PRINCIPAL UNDERWRITER, DEPOSITOR, OR INVESTMENT ADVISER.

         Not applicable.

(b) PROVIDE THE INFORMATION REQUIRED BY THE FOLLOWING TABLE FOR EACH DIRECTOR, OFFICER, OR PARTNER OF EACH PRINCIPAL UNDERWRITER NAMED IN RESPONSE TO ITEM 20.

         Not applicable.

(c) PROVIDE THE INFORMATION REQUIRED BY THE FOLLOWING TABLE FOR ALL COMMISSIONS AND OTHER COMPENSATION RECEIVED, DIRECTLY OR INDIRECTLY, FROM THE FUND DURING THE LAST FISCAL YEAR BY EACH PRINCIPAL UNDERWRITER WHO IS NOT AN AFFILIATED PERSON OF THE FUND OR ANY AFFILIATED PERSON OF AN AFFILIATED PERSON.

         Not applicable.

Item 28.      Location of Accounts and Records

          STATE THE NAME AND ADDRESS OF EACH PERSON MAINTAINING PHYSICAL POSSESSION OF EACH ACCOUNT, BOOK, OR OTHER DOCUMENT REQUIRED TO BE MAINTAINED BY
SECTION 31(a) AND THE RULES UNDER THAT SECTION.

          The Custodian for Registrant is Norwest Bank Minnesota, N.A., Norwest Center, Sixth & Marquette, Minneapolis, Minnesota 55479. The Custodian maintains records of all cash transactions of Registrant. All other books and records of Registrant's investment portfolios are maintained by IAI. IAI also acts as Registrant's transfer agent and dividend disbursing agent, at 601 Second Avenue South, P.O. Bos 357, Minneapolis, Minnesota 55402.

Item 29.      Management Services

          PROVIDE A SUMMARY OF THE SUBSTANTIVE PROVISIONS OF ANY
MANAGEMENT-RELATED SERVICE CONTRACT NOT DISCUSSED IN PART A OR B, DISCLOSING THE PARTIES TO THE CONTRACT AND THE TOTAL AMOUNT PAID AND BY WHOM FOR THE FUND FOR THE LAST THREE FISCAL YEARS.

          Not applicable.

Item 30.      Undertakings

(a) IN INITIAL REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT, PROVIDE AN UNDERTAKING TO FILE AN AMENDMENT TO THE REGISTRATION STATEMENT WITH CERTIFIED FINANCIAL STATEMENTS

          SHOWING THE INITIAL CAPITAL RECEIVED BEFORE ACCEPTING SUBSCRIPTIONS FROM MORE THAN 25 PERSONS IF THE FUND INTENDS TO RAISE ITS INITIAL CAPITAL UNDER SECTION 14(a)(3).

          Not applicable.

(b) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest Annual Report to shareholders, upon request and without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 30th day of December 1998.

                                         IAI INVESTMENT FUNDS III, INC.
                                         (Registrant)


                                         By /s/ Roy C. Gillson
                                            -------------------------------
                                            Roy C. Gillson, President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


  /s/ Roy C. Gillson         President (principal              December 30, 1998
--------------------------   executive officer)
Roy C. Gillson


  /s/ Paul H. Perseke        Treasurer (principal financial    December 30, 1998
--------------------------   and accounting officer)
Paul H. Perseke

Madeline Betsch *            Director

W. William Hodgson *         Director

George R. Long *             Director

J. Peter Thompson *          Director

Charles H. Withers *         Director



*By  /s/ William C. Joas                                       December 30, 1998
    ---------------------------------
    William C. Joas, Attorney-in-Fact

* Registrant's directors executing Powers of Attorney dated August 18, 1993, filed with the Commission on June 28, 1994.